Exhibit 99.1

Redwire Announces Redemption of Outstanding Public Warrants

JACKSONVILLE, Fla. (March 26, 2025) – Redwire Corporation (NYSE: RDW) (the “Company”), a leader in space infrastructure for the next generation space economy, today announced that it has completed the redemption of its publicly traded warrants (the “Warrants”) to purchase shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), that were issued under the Warrant Agreement, dated November 23, 2020, by and between the Company (f/k/a Genesis Park Acquisition Corp.) and Continental Stock Transfer & Trust Company, as warrant agent, that remained unexercised at 5:00 p.m., New York City time, on March 24, 2025 (the “Redemption Date”) for a redemption price of $0.01 per Warrant (the “Redemption Price”).

On February 20, 2025, the Company issued a press release stating that, pursuant to the Warrant Agreement, it would redeem all of its Warrants that remained outstanding at 5:00 p.m., New York City time, on the Redemption Date at the Redemption Price. As of the Redemption Date, 7,205,399 were exercised for 7,205,399 shares of Common Stock at the exercise price of $11.50, yielding approximately $82.9 million to the Company’s balance sheet. A total of 1,450,586 Warrants remained unexercised as of 5:00 p.m., New York City time, on the Redemption Date, and the Company redeemed those Warrants for an aggregate redemption price of approximately $14.5 thousand. Following the Redemption Date, the Company had no Warrants outstanding and 77,082,332 shares of common stock outstanding.

In connection with the redemption, the Warrants ceased trading on The New York Stock Exchange (“NYSE”) and were delisted, with the trading suspension announced on March 21, 2025. The Common Stock continues to trade on NYSE under the symbol “RDW”.

No Offer or Solicitation
This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Redwire
Redwire Corporation (NYSE:RDW) is a global space infrastructure and innovation company enabling civil, commercial, and national security programs. Redwire’s proven and reliable capabilities include avionics, sensors, power solutions, critical structures, mechanisms, radio frequency systems, platforms, missions, and microgravity payloads. Redwire combines decades of flight heritage and proven experience with an agile and innovative culture. Redwire’s approximately 750 employees working from 17 facilities located throughout the United States and Europe are committed to building a bold future in space for humanity, pushing the envelope of discovery and science while creating a better world on Earth. For more information, please visit redwirespace.com.

Cautionary Statement Regarding Forward-Looking Statements
Readers are cautioned that the statements contained in this press release regarding expectations of our performance or other matters that may affect our business, results of operations, or financial condition are “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included or incorporated in this press release, including statements regarding our strategy, financial position, guidance, funding for continued operations, cash reserves, liquidity, projected costs, plans, projects, awards and contracts, and objectives of management, among others, are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “continued,” “project,” “plan,” “goals,” “opportunity,” “appeal,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “might,” “could,” “intend,” “shall,” “possible,” “forecast,” “trends,” “contemplate,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “on track,” “poised,” “pipeline,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.

These factors and circumstances include, but are not limited to: (1) risks associated with economic uncertainty, including high inflation, supply chain challenges, labor shortages, high interest rates, foreign currency exchange volatility, concerns of economic slowdown or recession and reduced spending or suspension of investment in new or enhanced projects; (2) the failure of financial institutions or transactional counterparties; (3) the Company’s limited operating history and history of losses to date; (4) the inability to successfully integrate recently completed and future acquisitions; (5) the development and continued refinement of many of the Company’s proprietary technologies, products and service offerings; (6) competition with new or existing companies; (7) the possibility that the Company’s forecasts, expectations and assumptions relating to future results may prove incorrect; (8) adverse publicity stemming from any incident or perceived risk involving Redwire or our competitors; (9) unsatisfactory performance of our products resulting from challenges in the space environment, extreme space weather events, or otherwise; (10) the emerging nature of the market for in-space infrastructure services; (11) inability to realize benefits from new offerings or the application of our technologies; (12) the inability to convert orders in backlog into revenue; (13) our dependence on U.S. government contracts, which are only partially funded and subject to immediate termination; (14) we are subject to stringent U.S. economic sanctions, and trade control laws and regulations; (15) the need for substantial additional funding to finance our operations, which may not be available when we need it, on acceptable terms or at all; (16) the issuance and sale of shares of our Series A Convertible Preferred Stock has reduced the relative voting power of holders of our common stock and diluted the ownership of holders of our capital stock; (17) AE Industrial Partners and Bain Capital have significant influence over us, which could limit your ability to influence the outcome of key transactions; (18) provisions in our Certificate of Designation with respect to our Series A Convertible Preferred Stock may delay or prevent our acquisition by a third party, which could also reduce the market price of our capital stock; (19) our Series A Convertible Preferred Stock has rights, preferences and privileges that are not held by, and are preferential to, the rights of holders of our other outstanding capital stock; (20) there may be sales of a substantial amount of our common stock by our current stockholders, and these sales could cause the price of our common stock to fall; (21) the impact of the issuance of the Series A Convertible Preferred Stock on the price and market for our common stock; (22) the trading price of our common stock is and may continue to be volatile; (23) risks related to short sellers of our common stock; (24) any inability to report our financial condition or results of operations accurately or timely as a result of identified material weaknesses in internal control over financial reporting; and (25) other risks and uncertainties described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and those indicated from time to time in other documents filed or to be filed with the SEC by the Company.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. If underlying assumptions to forward-looking statements prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this press release are cautioned not to place undue reliance on forward-looking statements.

Investors:
investorrelations@redwirespace.com
904-425-1431